UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Orchids Paper Products Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Orchids Paper Products Company

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on April 30, 2018

600 3rd Avenue, 42nd Floor, New York, New York 10016

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice, Proxy Statement and Annual Report are available at www.viewproxy.com/orchidspaper/2018.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before April 20, 2018 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Voting Items

The 2018 Annual Meeting of Stockholders of Orchids Paper Products Company will be held on April 30, 2018 at 1:00 p.m. EDT at 600 3rd Avenue, 42nd Floor, New York, New York 10016, for the following purposes:

Proposal I – the election of seven directors for one-year term expiring at the conclusion of the Company’s annual meeting in 2019;
	01. Steven R. Berlin	02. Mario Armando Garcia	03. John C. Guttilla	04. Douglas E. Hailey
	05. Elaine MacDonald	06. Mark H. Ravich	07. Jeffrey S. Schoen
Proposal II –	to approve, by advisory vote, our executive compensation;
Proposal III –	to ratify the appointment of HoganTaylor LLP as the Company’s independent registered public accounting firm for 2018;
Proposal IV –	to vote on a proposal to amend the Company’s Certificate of Incorporation to provide that directors are removable with or without cause; and
Proposal V –	to approve an amendment to the Company’s 2014 Stock Incentive Plan; and

To transact such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 3, 4, and 5.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to www.viewproxy.com/orchidspaper/2018.

Have your 11 digit control number (located below) available when you access the website and follow the instructions.

877-777-2857      TOLL FREE

requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

Orchids Paper Products Company

Meeting location: 600 3rd Avenue, 42nd Floor, New York, New York 10016

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you for review at:

www.viewproxy.com/orchidspaper/2018

Notice, Proxy Statement and Annual Report

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

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By logging onto www.viewproxy.com/orchidspaper/2018

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By email at: requests@viewproxy.com

Please include the company name and your control number in the e-mail subject line.